SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a 6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material pursuant to § 240.14a-11(c) or § 240.14a-12

Emclaire Financial Corp
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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  [ ]   Fee paid previously with preliminary materials.
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EMCLAIRE FINANCIAL CORP
612 MAIN STREET
EMLENTON, PENNSYLVANIA 16373

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP:

Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp (the “Corporation”) will be held at 9:00 a.m., local time, on Wednesday, April 24, 2013, at the Farmers National Bank of Emlenton, 612 Main Street, Emlenton, Pennsylvania 16373, for the following purposes:

1. To elect three (3) directors to serve for three-year terms and until their successors are duly elected and qualified;

2. To adopt a non-binding resolution to approve the compensation of our named executive officers;

3. To consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers;

4. To ratify the selection of Crowe Horwath LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only those shareholders of record at the close of business on March 1, 2013 will be entitled to notice of and to vote at the Annual Meeting.

A copy of the Corporation’s Annual Report for the fiscal year ended December 31, 2012 is being mailed with this notice.

To assure that your shares of common stock will be voted at the meeting, please indicate your voting instructions: (i) over the Internet at www.proxy.ilstk.com, (ii) by telephone at 1-800-555-8140, or (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope.  No additional postage is required if mailed in the United States.  The giving of a proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

William C. Marsh
Chairman, President and Chief Executive Officer
March 22, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2013

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the proxy statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2012, are available in the Financial Information section on our website at www.emclairefinancial.com.

PROXY STATEMENT FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD APRIL 24, 2013

GENERAL

Introduction, Date, Place and Time of Meeting

This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp (the “Corporation”), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held at the main office of the Farmers National Bank of Emlenton (the “Bank”), 612 Main Street, Emlenton, Pennsylvania 16373, on Wednesday, April 24, 2013, at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting.

The main office of the Corporation is located at 612 Main Street, Emlenton, Pennsylvania 16373.  The telephone number for the Corporation is (724) 867-2311.  All inquiries should be directed to William C. Marsh, Chairman, President and Chief Executive Officer.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on March 22, 2013.  This Proxy Statement and the Annual Report for the fiscal year ended December 31, 2012 are available in the Financial Information section on our website at www.emclairefinancial.com and www.sec.gov.

How to Vote

Shareholders may vote (i) via the Internet at www.proxy.ilstk.com by following the instructions contained on that website and using the Voter Control Numbers provided on your individual proxy, (ii) by telephone at 1-800-555-8140, (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope, or (iv) appearing at the annual meeting and voting in person.  Proxies properly executed and delivered by shareholders (via the Internet, telephone or by mail as described above) and timely received by us will be voted at the annual meeting in accordance with the instructions contained therein.  If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy by mail (unless you are revoking your previous proxy).

Solicitation of Proxies

The proxy solicited hereby, if properly voted via the Internet or telephone or signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and upon the transaction of such other business as may properly come before the annual meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.  Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the annual meeting and vote in person.

The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation.  In addition to the use of the mail, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by facsimile.  Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request there for, the Corporation will reimburse them for their reasonable forwarding expenses.

Quorum

The presence of shareholders, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the annual meeting.  Abstentions, broker non-votes, which are discussed below, and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum.

Voting

At the close of business on March 1, 2013, the voting record date, the Corporation had outstanding (i) 1,762,158 shares of common stock, $1.25 par value per share, and (ii) 10,000 shares of Senior Non-Cumulative Perpetual Preferred Stock, Series B (“Series B Preferred Stock”) issued to the United States Department of the Treasury in August 2011 pursuant to the Small Business Lending Fund (“SBLF”).  Only our shareholders of common stock of record, at the close of business on the voting record date, will be entitled to notice of and to vote at the annual meeting.  Each issued and outstanding share of common stock owned on the record date will be entitled to one vote on each matter to be voted on at the annual meeting, in person or by proxy.  The shares of Series B Preferred Stock are not entitled to vote on the matters described in this proxy statement for consideration at the annual meeting.

Directors are elected by a plurality of the votes cast with a quorum present.  The three persons receiving the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected as directors.  The affirmative vote of a majority of the total votes present in person or by proxy is required for approval of the proposals to approve the non-binding resolution approving the compensation of our named executive officers and to ratify the appointment of the independent registered public accounting firm.  The frequency of the advisory vote on the non-binding resolution approving the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years or every year) will be the frequency that shareholders approve.

With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director.  Votes that are withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals and accordingly will have no effect.  An abstention may be specified on the proposals to approve the non-binding resolution approving the compensation of our named executive officers and to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2013.  Abstentions will have the effect of a vote against these proposals.  An abstention on the frequency of the advisory vote on the non-binding resolution approving the compensation of our named executive officers will have no effect.

Under rules applicable to broker-dealers, the proposals for the election of directors and to approve the non-binding resolution approving the compensation of our named executive officers and the frequency of the advisory vote on the non-binding resolution are considered to be non-routine matters.  Brokerage firms may not vote on non-routine matters in their discretion on behalf of their clients if such clients have not furnished voting instructions.  A “broker non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on non-routine matters for shares owned by the customer but held in the name of the broker.  For such non-routine matters, the broker cannot vote on the proposal and reports the number of such shares as “non-votes.”  Because the election of directors and the proposal to approve the non-binding resolution approving the compensation of our named executive officers and the frequency of the advisory vote on the non-binding resolution are not considered routine matters, there potentially can be “broker non-votes” at the annual meeting. However, any “broker non-votes” submitted by brokers or nominees in connection with the annual meeting will have no effect on the vote for the election of directors or the other proposals.

Revocation of Proxies and Changing a Vote

A shareholder who votes via the Internet (as described above) or telephone (as described above) or returns a proxy via mail may revoke it at any time before it is voted by: (i) delivering written notice of revocation to Amanda L. Engles, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone:  (724) 867-2311; or (ii) voting in person at the annual meeting after giving written notice to the Secretary of the Corporation.   Executing and returning a later-dated proxy and giving written notice thereof to the Secretary of the Corporation or voting again via the Internet or telephone will revoke the earlier voted proxy.  Only the latest proxy ballot or Internet or telephone proxy submitted by a shareholder prior to the annual meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2013

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the proxy statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2012, are available in the Financial Information section on our website at www.emclairefinancial.com or www.sec.gov.

PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION’S COMMON STOCK

Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”).  The following table sets forth, as of the voting record date, certain information as to the common stock beneficially owned by (i) persons or groups who own more than 5% of the common stock, (ii) the directors of the Corporation, (iii) certain executive officers of the Corporation included in the Summary Compensation Table (which we refer to as “named executive officers”), and (iv) all directors and executive officers of the Corporation and the Bank as a group.  Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the voting record date.

Name and Address	Amount and Nature of Beneficial Ownership(9)	Percent of Outstanding Common Stock Beneficially Owned
Mary E. Dascombe	91,000(2)	5.16%
Raleigh, NC 27609

Directors:
George W. Freeman	89,250(3)	5.06%
William C. Marsh	46,893(4)	*
David L. Cox	34,830(5)	*
James M. Crooks	23,171(6)	*
Robert L. Hunter	71,754(7)	*
Ronald L. Ashbaugh	21,750(5)	*
John B. Mason	16,063(8)	*
Mark A. Freemer	12,450(1)	*
Brian C. McCarrier	9,391(5)	*

Named Executive Officers:
Raymond M. Lawton	14,873(1)	*
Matthew J. Lucco	1,979(1)	*

All directors and executive officers as a group (12 persons)	345,125	19.59%
____________
(1)	Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission (“SEC”) made pursuant to the 1934 Act. For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of common stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.
(2)	Of the 91,000 shares beneficially owned by Mrs. Dascombe, 2,677 shares are owned jointly with her spouse, and 23,937 shares are owned individually by her spouse.
(3)	Of the 89,250 shares beneficially owned by Mr. Freeman, 7,000 shares are owned jointly with his spouse, 1,000 shares are owned jointly with his spouse in a family limited partnership and 38,000 shares are owned individually by his spouse.
(4)	Of the 46,893 shares beneficially owned by Mr. Marsh, 1,650 shares are owned individually by his spouse
(5)	All shares owned jointly with spouse.
(6)	Of the 23,171 shares beneficially owned by Mr. Crooks, 3,273 shares are owned jointly with his spouse and 135 shares are owned individually by his spouse.
(7)	Of the 71,754 shares beneficially owned by Mr. Hunter, 6,158 shares are owned individually by his spouse.
(8)	Of the 16,063 shares beneficially owned by Mr. Mason, 798 shares are held as custodian for his daughter.
(9)	Of the shares beneficially owned by Messrs. Freeman, Crooks, Hunter, Ashbaugh, Mason, Freemer and McCarrier, 2,000 shares are vested stock options. Of the shares beneficially owned by Messrs. Cox, Marsh, and Lawton, 20,000, 20,000, and 13,500, respectively, are vested stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s common stock is registered pursuant to Section 12(b) of the 1934 Act.  The officers and directors of the Corporation and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock.  Based on the Corporation’s review of such ownership reports, to the Corporation’s knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2012.  For the fiscal year ended December 31, 2011, one Form 4 was not filed timely with respect to one transaction completed by Mark A. Freemer, a director, in December 2011.  A Form 4 was subsequently filed with the SEC by Mr. Freemer in July 2012.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

The Corporation has a classified Board of Directors with staggered three-year terms of office.  In a classified board, the directors are generally divided into separate classes of equal number.  The terms of the separate classes expire in successive years.  Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are to be elected to hold office for a term of three years, so that the office of one class will expire each year.

A majority of the members of our Board of Directors are independent based on an assessment of each member’s qualifications by the Board, taking into consideration the NASDAQ Stock Market’s requirements for independence.  The Board of Directors has concluded that Messrs. Freemer, Crooks, Hunter, Freeman, Mason, McCarrier and Ashbaugh do not have any material relationships with the Corporation that would impair their independence.  There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director.  Shareholders of the Corporation are not permitted to cumulate their votes for the election of directors.

No director or executive officer of the Corporation is related to any other director or executive officer of the Corporation by blood, marriage or adoption, and each of the nominees currently serve as a director of the Corporation.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If the person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors.  At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected.  Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of office of the class of directors to which he or she was appointed.  Ages are reflected as of December 31, 2012.

 Nominees for Director for Three-Year Terms Expiring in 2016

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

David L. Cox	62
Retired, former Chairman, President and Chief Executive Officer of the Bank and the Corporation;  from July 2007 to December 2008, Chairman of the Bank and Chairman, President and Chief Executive Officer of the Corporation.  Prior to July 2007, Chairman, President and Chief Executive Officer of the Bank and the Corporation since 1997.  Mr. Cox's prior service as  Chairman, President and Chief Executive Officer as well as his subsequent years of service as a director provide the Board with valuable knowledge and experience.
			1991/1991

Mark A. Freemer	53
Partner, Clyde, Ferraro & Co., LLP, Certified Public Accountants.  Mr. Freemer is a certified public accountant.  As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation and his public accounting experience, Mr. Freemer is well qualified to serve as a director.
			2004/2004

William C. Marsh	46
Since January 1, 2009, Chairman, President and Chief Executive Officer of the Bank and the Corporation;  From July 2007 to December 2008, President and Chief  Executive Officer of the Bank and Treasurer and Chief Financial Officer of the Corporation; from June 2006 through June 2007, Executive Vice President and Chief Financial Officer of the Corporation and the Bank.  Mr. Marsh is a certified public accountant.  Mr. Marsh's positions as Chairman, President and Chief Executive Officer, his extensive background in the banking industry and involvement in business and civic organizations in the communities that the Corporation operates, as well as his prior accounting background provide the Board valuable insight regarding the business and operations of the Corporation.
			2006/2006

The Board of Directors recommends that you vote “FOR” for each of the three (3) directors to serve for three year terms and until their successors are duly elected and qualified.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2014

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

James M. Crooks	60
Owner, F.L. Crooks Clothing Company, Inc.  As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Crooks is well qualified to serve as a director.
			2004/2004

Robert L. Hunter	71
Chairman of: Hunter Truck Sales & Service, Inc.; Hunter Leasing, Inc.; Hunter Keystone Peterbilt, LLP; Hunter Erie Truck Sales LLP; Hunter Jersey Peterbilt, LLC; Hunter Services Inc.  As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Hunter is well qualified to serve as a director.
			1974/1989

John B. Mason	64
President, H. B. Beels & Son, Inc.  As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Mason is well qualified to serve as a director.
			1985/1989

Directors Whose Terms Expire in 2015

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

Ronald L. Ashbaugh	77
Retired, former Chairman, President and Chief Executive Officer of the Bank and the Corporation.  Mr. Ashbaugh's prior service as  Chairman, President and Chief Executive Officer as well as his subsequent years of service as a director provide the Board with valuable knowledge and experience.
			1971/1989

George W. Freeman	82
General Partner of Freeman’s Tree Farm.  As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Freeman is well qualified to serve as a director.
			1964/1989

Brian C. McCarrier	49
President, Interstate Pipe and Supply Company.  Mr. McCarrier is a certified public accountant.  As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation and his public accounting experience, Mr. McCarrier is well qualified to serve as a director.
			1997/1997

Board Leadership Structure and Risk Oversight

Board Leadership Structure.  Since the Corporation was founded in 1989, the Corporation has employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors.  We believe this traditional leadership structure benefits the Corporation.  A combined Chairman and Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors.  William C. Marsh has served as our Chairman and Chief Executive Officer since January 1, 2009.  Prior to becoming Chairman and Chief Executive Officer, Mr. Marsh served as Executive Vice President and Chief Financial Officer of the Corporation beginning in 2006.  Our Board of Directors is comprised of nine directors of which seven, or a majority, are independent directors.  The board has three standing committees with separate chairs—the audit, executive and human resources committees.  The audit committee and human resources committee are led by independent directors and our executive committee is comprised of a majority of independent directors.  We do not have a lead independent director position.  The Board has reviewed our Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s shareholder base, the Corporation’s peer group and other relevant factors, and has determined that a combined Chairman and Chief Executive Officer position, is currently the most appropriate Board leadership structure for our Corporation.  The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure, where the Chief Executive Officer also acts as Chairman.
•
A combined Chairman and Chief Executive Officer is in the best position to be aware of major issues facing the Corporation on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the Corporation to be brought to the Board’s attention.

•	A combined Chairman and Chief Executive Officer position eliminates the potential for confusion and duplication of efforts, including among employees.
•
A combined Chairman and Chief Executive Officer position eliminates the potential for confusion as to who leads the Corporation, providing the Corporation with a single public “face” in dealing with shareholders, employees, regulators, analysts and other constituencies.

Risk Oversight. The Board’s role in the Corporation’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Corporation, including operational, financial, legal and regulatory, and strategic and reputational risks.  The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies.  When a Committee receives the report, the Chairman of the relevant Committee reports on the discussion to the full Board during the next Board meeting.  This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director’s Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, all directors are expected to attend the Corporation’s annual meeting of shareholders.  All directors of the Corporation at the time attended the Corporation’s 2012 annual meeting of shareholders.

Committees and Meetings of the Corporation and the Bank

During 2012, the Board of Directors of the Corporation held five regular meetings and three special meetings, and the Board of Directors of the Bank held 13 regular meetings.  Each of the directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation’s Board of Directors and of the committees on which they serve.

Membership on Certain Board Committees.  The Board of Directors of the Corporation has established an audit committee, executive committee and a human resources committee.  The human resources committee functions as the Corporation’s compensation committee.  The Corporation does not have a standing nominating committee and, instead, director nominations are considered by the entire Board.  In light of the size of the Corporation and the fact that the entire Board considers director nominations, the Board believes it is appropriate for the Corporation not to have a standing nomination committee.  The Corporation’s director nomination process is described below.

The following table sets forth the membership of such committees as of the date of this proxy statement.

Human
Directors	Audit	Executive	Resources
Ronald L. Ashbaugh	*	*
David L. Cox		*
James M. Crooks	*
George W. Freeman		*	*
Mark A. Freemer	**	*	*
Robert L. Hunter	*	*	**
William C. Marsh		**
John B. Mason			*
Brian C. McCarrier	*		*

______________________
*	Member
**	Chairman

Audit Committee.  The audit committee of the Board is composed of five members and operates under a written charter adopted by the Board of Directors.  During 2012, the audit committee consisted of Messrs. Freemer (Chairman), Ashbaugh, Hunter, McCarrier and Crooks.  The Board of Directors has identified Mark A. Freemer as an audit committee financial expert.  The audit committee met four times in 2012.  The Board of Directors has determined that each committee member is “independent,” as defined by Corporation policy, SEC rules and the NASDAQ listing standards.

The audit committee charter adopted by the Board sets out the responsibilities, authority and specific duties of the audit committee.  The full text of the audit committee charter is available on our website at www.emclairefinancial.com.  Pursuant to the charter, the audit committee has the following responsibilities:

•	To monitor the preparation of quarterly and annual financial reports;
•	To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and
•	To review the general scope of the annual audit and the fees charged by the independent auditors.

Human Resources Committee.  The human resources committee of the Board functions as the compensation committee and has the responsibility to evaluate the performance of and determine the compensation for the Chairman of the Board, President and Chief Executive Officer of the Corporation, to approve the compensation structure for senior management and the members of the Board of Directors, to review the Corporation’s salary administration program, and to review and administer the Corporation’s bonus plans, including the management incentive program.

The human resources committee, which is currently composed entirely of independent directors, administers the Corporation’s executive compensation program.  In 2012, the members of the human resources committee consisted of Messrs. Hunter (Chairman), Freeman, Freemer, McCarrier and Mason.  All of the members meet all of the independence requirements under the listing requirements of the NASDAQ Stock Market.

The human resources committee is committed to high standards of corporate governance.  The human resources committee’s charter reflects the foregoing responsibilities and commitment, and the human resources committee and the Board will periodically review and revise the charter, as appropriate.  The full text of the human resources committee charter is available on our website at www.emclairefinancial.com.  The human resources committee’s membership is determined by the Board.  There were five meetings of the full human resources committee in 2012.

The human resources committee has exercised exclusive authority over the compensation paid to the Corporation’s Chairman of the Board, President and Chief Executive Officer and reviews and approves salary increases and bonuses for the Corporation’s other executive officers as prepared and submitted to the human resources committee by the Chairman of the Board, President and Chief Executive Officer.  Although the human resources committee does not delegate any of its authority for determining executive compensation, the human resources committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the human resources committee.

Director Qualifications and Nomination Process.  The goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors who will bring a variety of perspectives and skills from their professional and business experience.  Depending upon the current needs of the Board of Directors and the Corporation, certain factors may be weighed more or less heavily.  Though the Board does not have a formal policy concerning diversity, the Board of Directors values diversity on the Board and believes diversity should be considered in the director identification and nomination process.  The Board of Directors identifies nominees by first evaluating, on an informal basis, the current members of the Board of Directors willing to continue in service.  Current members of the Board of Directors with skills and experience that are relevant to the Corporation’s business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set.  The Board also believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

In light of the Corporation’s business and structure, the Board believes that it benefits from the qualifications of the nominees and incumbent members of the Board identified in this proxy statement above and that each person should serve as a director of the Corporation because each director possesses the attributes discussed in the preceding paragraph and, in addition, because of such person’s (i) diverse business experiences (especially in the case of Messrs. Crooks, Freeman, Freemer, Hunter, Mason and McCarrier), (ii) length of service on the Board and knowledge of the Corporation and Bank (especially in the case of Messrs. Ashbaugh, Cox, Freeman, Hunter, Marsh and Mason), (iii) senior management and leadership experience outside the Corporation and Bank (in the case of Messrs. Crooks, Freeman, Freemer, Hunter, Mason and McCarrier) and inside the Corporation and Bank (especially in the case of Messrs. Ashbaugh, Cox, and Marsh), (iv) expertise in banking and operations of financial institutions (in the case of Messrs. Ashbaugh, Cox, and Marsh) and (v) experience in the local business community (in the case of all of the directors).

If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will then determine if there is a need to replace that director or reduce the number of directors serving on the Board of Directors, in accordance with the Corporation’s bylaws.  If the Board of Directors determines a need to replace a non-continuing director, it identifies the desired skills and experience in light of the criteria set forth above.  Current members of the Board of Directors are polled for suggestions as to individuals meeting those criteria, and research may also be performed to identify qualified individuals.  To date, the Board of Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors reserves the right to do so in the future.

Section 10.1 of the Corporation’s bylaws contains provisions addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Corporation’s annual meeting.  Historically, the Corporation has not had a formal policy concerning shareholder recommendations for nominees.  Given the size of the Corporation, the Board of Directors does not feel that such a formal policy is warranted at this time.  The absence of such a policy, however, does not mean that a reasonable shareholder recommendation will not be considered in light of the particular needs of the Corporation and the policies and procedures set forth above.  The Board of Directors will reconsider this matter at such time as it believes that the Corporation’s circumstances, including its operations and prospects, warrant the adoption of such a policy.

Executive Officers Who are Not Directors

Set forth below is information with respect to the principal occupations during at least the last five years for the current executive officers of the Corporation who do not serve as directors.  All executive officers of the Corporation are elected annually by the Board of Directors and serve at the discretion of the Board.  There are no arrangements or understandings between the executive officers and the Corporation and any person pursuant to which such persons have been selected officers.  Ages are reflected as of December 31, 2012.

Matthew J. Lucco, age 33.  Mr. Lucco is Treasurer and Chief Financial Officer of the Corporation and Senior Vice President and Chief Financial Officer of the Bank.  Mr. Lucco has served in this capacity since August 2010.  Prior to his employment with the Bank, Mr. Lucco had served as Chief Financial Officer at Salvage Direct Inc. from December 2008 through August 2010, and Vice President of F.N.B. Capital Corporation from December 2005 through December 2008.

Amanda L. Engles, age 34.  Ms. Engles is Principal Accounting Officer and Secretary of the Corporation.  Ms. Engles has been Vice President and Controller of the Bank since October 2007.  She previously served as Treasurer of the Corporation from October 2007 through August 2010, Accounting Manager of the Bank from December 2006 through October 2007; and Staff Accountant of the Bank from January 2004 through December 2006.

Raymond M. Lawton, age 58.  Mr. Lawton is Assistant Secretary of the Corporation and Senior Vice President and Chief Credit Officer of the Bank.  Mr. Lawton previously served as Senior Vice President and Chief Lending Officer from 2002 through August 2012 and was Secretary of the Corporation from 2003 through August 2010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during 2012 to our principal executive officer as well as our two other highest compensated executive officers (who we refer to as “named executive officers”).

					All
				Stock	Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards (2)	Compensation (3)	Total
William C. Marsh, Chairman,	2012	$250,000	$-	$75,088	$29,459	$354,547
President and Chief Executive Officer	2011	$250,000	$13,487	$22,590	$27,641	$313,718

Matthew J. Lucco, Senior Vice President,	2012	$126,000	$-	$5,125	$5,663	$136,788
Treasurer and Chief Financial Officer	2011	$120,000	$14,386	$7,530	$4,848	$146,764

Raymond M. Lawton, Senior Vice President	2012	$127,500	$-	$-	$5,553	$133,053
and Chief Credit Officer	2011	$122,000	$14,625	$7,995	$4,880	$149,500
____________
(1)	Bonus amounts presented for 2011 were paid in 2012 for 2011 performance pursuant to the Corporation’s Management Incentive Program.
(2)
Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2012 and 2011 pursuant to the 2007 Stock Incentive Plan and Trust adopted in 2007.  For a description of the assumptions used for purposes of determining grant date fair value, see Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)
Includes (i) director’s fees from the Corporation and the Bank totaling $18,000 and $16,800 for 2012 and 2011, respectively, for Mr. Marsh and (ii) matching amounts under the Corporation’s 401(k) plan for all the named executive officers.

Pension Plan

The Bank maintains a defined benefit pension plan for all eligible employees.  An employee becomes vested in the plan after three years.  Upon retirement at age 65, a terminated participant is entitled to receive a monthly benefit.  Prior to a 2002 amendment to the plan, the benefit formula was 1.1% of average monthly compensation plus .4% of average monthly compensation in excess of six hundred seventy five ($675) multiplied by years of service.  In 2002, the plan was amended to change the benefit structure to a cash balance formula under which the benefit payable is the actuarial equivalent of the hypothetical account balance at normal retirement age.  However, the benefits already accrued by the employees prior to the amendment were not reduced.  In addition, the prior benefit formula continues through December 31, 2012, as a minimum benefit.  At December 31, 2012, Messrs. Marsh and Lawton had hypothetical account balances of $129,000 and $116,000, respectively.

401(k) Plan

The Corporation maintains a defined contribution 401(k) plan.  Employees are eligible to participate by providing tax-deferred contributions up to 20% of qualified compensation.  Employee contributions are vested at all times.  The Corporation provides a matching contribution of up to 4% of the participant’s salary.

Supplemental Retirement Agreements

In October 2002, October 2006 and August 2012, respectively, following Board of Director approval, the Bank entered into supplemental retirement agreements (“Supplemental Agreements”) with Messrs. Lawton, Marsh and Lucco.  The Supplemental Agreements are non-qualified defined benefit plans and are unfunded.  The Supplemental Agreements have no assets, and the benefits payable under the Supplemental Agreements are not secured.  The Supplemental Agreement participants are general creditors of the Corporation in regards to their vested Supplemental Agreement benefits.  The Supplemental Agreements provide for retirement benefits upon reaching age 65 and participants are fully vested five years after the inception of the Supplemental Agreements.  Upon attaining retirement age, Messrs. Marsh, Lawton and Lucco would be entitled to $1.1 million, $720,000 and $1.0 million, respectively, over a 20 year period under their Supplemental Agreements.

Each of the Supplemental Agreements provides that in the event of a change of control of the Corporation (as defined in the agreement), the officer (i) if he has not yet qualified for retirement benefits, shall have the right to demand his withdrawal benefits (which is an amount equal to the present value of the normal retirement benefit, using a 7% discount rate and monthly compounding of interest) in a single lump sum payment, or (ii) if he has qualified for retirement benefits or has begun receiving a retirement benefit under the Supplemental Agreement, shall have the right to demand his benefits in a single lump sum payment in an amount equal to the normal retirement benefit.  In the event of a change in control on December 31, 2012, Messrs. Marsh, Lawton and Lucco could have been entitled to lump sum payments of $440,506, $241,571 and $146,521, respectively.  Such payments could be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code, as amended.

Employment and Change of Control Agreements

In November 2011, the Corporation and the Bank entered into an amended employment agreement with William C. Marsh to serve as Chairman, President and Chief Executive Officer.  The agreement was effective January 1, 2012 and has an initial three-year term.  Pursuant to its terms, however, the term of the agreement automatically renews for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal.  The agreement also provides that if the individual is terminated by the Corporation or the Bank for other than cause, disability, retirement or the individual’s death or the individual terminates employment for good reason (as defined in the agreements) after a change in control of the Corporation, the individual will be entitled to the payment of a cash severance amount equal to three times the individual’s average annual compensation and the maintenance of insurance and other benefits, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code, as amended.

Effective July 1, 2007, the Corporation and the Bank entered into a change in control agreement with Raymond M. Lawton, Senior Vice President of the Corporation and the Bank.  The agreement had an initial two-year term.  Pursuant to its terms, however, the term of the agreement automatically renews for successive one-year periods each July 1 unless notice to the contrary is provided at least 30 days prior to the renewal.

Effective August 2, 2010, the Corporation and the Bank entered into a change in control agreement with Matthew J. Lucco, Senior Vice President of the Corporation and the Bank.  The agreement had an initial two-year term.  Pursuant to its terms, however, the term of the agreement automatically renews for successive one-year periods each August 3 unless notice to the contrary is provided at least 30 days prior to the renewal.

The agreements for Messrs. Lawton and Lucco provide that if the individual is terminated by the Corporation or the Bank (or any successor) within 24 months subsequent to a change in control of the Corporation for other than cause, disability, retirement or the individual’s death or the individual terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation, the individual will be entitled to the payment of a cash severance amount equal to two times the individual’s average annual compensation and the maintenance of insurance and other benefits, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code, as amended.

Outstanding Equity Awards at Fiscal Year-End

The following tables set forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options and awards held as of December 31, 2012.  All options and awards were granted pursuant to the Corporation’s 2007 Stock Incentive Plan and Trust adopted in 2007 and approved by shareholders at the 2007 annual meeting.

	Option Awards
	Number of Securities Underlying Unexercised Options
Name	Exercisable	Unexercisable	Exercise Price	Option Expiration Date
William C. Marsh	15,000 (1)	--	$26.00	06/20/2017
William C. Marsh	5,000 (2)	--	$22.50	11/19/2018
Raymond M. Lawton	10,000 (1)	--	$26.00	06/20/2017
Raymond M. Lawton	1,000 (2)	--	$22.50	11/19/2018
Raymond M. Lawton	2,500 (3)	--	$13.50	12/11/2019
Raymond M. Lawton	--	750 (4)	$17.00	12/09/2020
Matthew J. Lucco	--	1,000 (4)	$17.00	12/09/2020
____________
(1)  Options became fully vested and exercisable on June 20, 2010.
(2)  Options became fully vested and exercisable on November 19, 2011.
(3)  Options became fully vested and exercisable on December 11, 2012.
(4)  Options become fully vested and exercisable on December 9, 2013.

	Stock Awards
	Number of	Market Value of
	Shares of Stock	Shares of Stock
Name	Not Vested	Not Vested (1)	Vesting Date
William C. Marsh	1,250	$26,063	01/20/2013
William C. Marsh	1,500	$31,275	12/09/2013
William C. Marsh	1,500	$31,275	12/08/2014
William C. Marsh	1,450	$30,233	02/15/2015
William C. Marsh	2,500	$52,125	12/06/2015
Raymond M. Lawton	500	$10,425	12/14/2014
Matthew J. Lucco	1,000	$20,850	08/03/2013
Matthew J. Lucco	500	$10,425	12/08/2014
Matthew J. Lucco	250	$5,213	12/06/2015
____________
(1)  Based upon the fair market value of a share of common stock of the Corporation as of December 31, 2012.

Certain Transactions

Other than as set forth below, there have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

The Bank, like many financial institutions, has followed a written policy of granting various types of loans to officers, directors, and employees and under such policy grants a discount of 100 basis points on loans extended to all employees, including executive officers.  With the exception of such policy, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank, and do not involve more than the normal risk of collectibility nor present other unfavorable features.  All of such loans are approved by the Board of Directors. The following table presents a summary of loans in excess of $120,000 with preferential pricing (100 basis point discount) extended by the Bank to any of the Corporation’s executive officers or immediate family members of such individuals.  In addition, the Corporation had one director and one executive officer whose loans totaled more than $120,000 at December 31, 2012, however in both instances the loans made with preferential pricing did not exceed $120,000.

Name and Position	Type	Year Made	Highest Principal Balance During Year	Balance 12/31/12	Amount Paid During Year		Interest Rate
					Principal	Interest
David L. Cox, Director	Residential Mortgage	2010	$171,546	$168,446	$3,100	$7,231	4.25%

Director Compensation

During 2012, directors received $1,500 per month for their services as a director of the Bank regardless of attendance at board meetings.  The Chairmen of the audit and human resource committees received an additional $200 per month for their services as Committee Chairmen.  No additional compensation is paid for service as a director of the Corporation.  In addition, non-employee directors received $350 for each Bank committee meeting that they attended during 2012.

The following table sets forth information concerning compensation paid or accrued by the Corporation and the Bank to each member of the Board of Directors with the exception of named executive officers reported within the Summary Compensation Table during the year ended December 31, 2012.

	Fees Earned	Stock	All Other
Name	or Paid in Cash	Awards (1)	Compensation (2)	Total
Ronald L. Ashbaugh	$27,100	$10,250	$-	$37,350
David L. Cox	21,850	10,250	10,833	42,933
James M. Crooks	20,800	10,250	-	31,050
George W. Freeman	26,050	10,250	-	36,300
Mark A. Freemer	24,950	10,250	-	35,200
Robert L. Hunter	23,550	10,250	-	33,800
John B. Mason	26,050	10,250	-	36,300
Brian C. McCarrier	22,900	10,250	-	33,150
____________
(1)
Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2012 pursuant to the 2007 Stock Incentive Plan and Trust adopted in 2007. For a description of the assumptions used for purposes of determining grant date fair value, see Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.  Each director has 2,000 stock options, except for Mr. Cox who has 20,000 stock options, which were granted on June 27, 2007, became exercisable on June 27, 2010 and expire on June 27, 2017.  Each director also has a total of 1,500 stock awards of which 500 vest on December 9, 2013, December 8, 2014, and December 6, 2015, respectively.

(2)	Reflects amounts distributed under the Corporation’s Supplemental Retirement Agreements.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to a shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

The executive officers of the Corporation named in the summary compensation table and deemed to be “named executive officers” are William C. Marsh, Raymond M. Lawton and Matthew J. Lucco.  Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on the Corporation or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors.  However, the Board of Directors of the Corporation will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that not less frequently than once every six years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to a shareholder vote to determine whether the shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

 Accordingly, we are seeking a shareholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on the compensation of our named executive officers.  Setting an advisory vote every three years will be the most effective timeframe for the Corporation to respond to shareholder feedback and provide us with sufficient time to engage with shareholders to understand and respond to the vote results.

The advisory vote on this proposal is not binding on the Corporation or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors.  However, the Board of Directors of the Corporation will review the results of the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to shareholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of “EVERY THREE YEARS” for future non-binding resolutions to approve the compensation of our named executive officers.

REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility, the audit committee has met and held discussions with management and Crowe Horwath LLP, the independent auditors for the Corporation.  Management represented to the audit committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Corporation, and has received and discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002, including considering the permissibility of non-audit services with the auditors’ independence.

The audit committee also obtained from the independent auditors a formal written statement describing all relationships between the Corporation and Crowe Horwath LLP that bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.  The audit committee discussed with the independent auditors any relationships that may impact the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Mark A. Freemer, Chairman
Ronald L. Ashbaugh
James M. Crooks
Robert L. Hunter
Brian C. McCarrier

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of the Corporation has appointed Crowe Horwath LLP, Certified Public Accountants, to perform the audit of the Corporation's consolidated financial statements for the year ending December 31, 2013, and has further directed that the selection of Crowe Horwath as the Corporation’s independent registered public accounting firm be submitted for ratification by the shareholders at the annual meeting.  The Corporation has been advised by Crowe Horwath that neither the firm nor any of its associates has any relationship with the Corporation other than the usual relationship that exists between independent public accountants and clients.  Crowe Horwath will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Vote Required; Effect

Unless instructed to the contrary, it is intended that proxies will be voted for the ratification of the selection of Crowe Horwath, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  Ratification of Crowe Horwath as the Corporation’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment by the audit committee of the Board of Directors of Crowe Horwath LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2013.

It is understood that even if the selection of Crowe Horwath is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Corporation and its shareholders.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the Board of Directors has appointed Crowe Horwath LLP, as the independent registered public accounting firm to audit the Corporation’s financial statements for the year ending December 31, 2013.  The audit committee considered the compatibility of the non-audit services provided to the Corporation by Crowe Horwath in 2012 described below on the independence of Crowe Horwath from the Corporation in evaluating whether to appoint Crowe Horwath to perform the audit of the Corporation’s financial statements for the year ending December 31, 2013.

In addition to performing customary audit services related to the audit of the Corporation’s financial statements, Crowe Horwath LLP will assist the Corporation with the preparation of its federal and state tax returns and will perform required retirement plan audits, charging the Corporation for such services at its customary hourly billing rates.

The audit committee selects the Corporation’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation.  The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services.  In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

During 2012, each new engagement of the independent registered public accounting firm was approved in advance by the audit committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Auditor Fees

The following table sets forth the aggregate fees paid by us to Crowe Horwath in 2012 and 2011 for professional services rendered in connection with the audit of the Corporation’s consolidated financial statements, as well as the fees paid by us for audit-related services, tax services and all other services rendered by Crowe Horwath in 2012 and 2011.

		2012	2011
Audit fees	(1)	$63,000	$51,800
Audit-related fees	(2)	19,700	19,100
Tax fees		13,300	12,600
All other fees	(3)	4,750	-
Total		$100,750	$83,500
_____________________________
(1)
The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Corporation incurred for professional services rendered for the audit of the Corporation’s annual financial statements for fiscal years 2012 and 2011 and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Forms 10-Q for fiscal years 2012 and 2011.

(2)
The audit-related fees include audits of the Corporation’s benefit plans for both years.  These audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements.

(3)	All other fees include attestation services as required under the Small Business Lending Fund program.

ANNUAL REPORT

A copy of the Corporation’s Annual Report for its fiscal year ended December 31, 2012, is being mailed with this Proxy Statement and is available over the Internet at www.emclairefinancial.com.  Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation’s proxy statement for its 2014 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Emclaire Financial Corp at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, no later than November 23, 2013.

Under the Corporation’s current bylaws, business proposal nominations for directors other than those to be included in the Corporation’s proxy materials following the procedures described in Rule 14a-8 under the 1934 Act, may be made by shareholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the bylaws.  Nominations must be received no less than sixty (60) days prior to the annual meeting.

In the event the Corporation receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Corporation’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment.

SHAREHOLDER COMMUNICATION WITH THE BOARD

The Corporation does not have a formal procedure for shareholder communication with its Board of Directors.  In general, officers are easily accessible by telephone or mail.  Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the President with a request to forward the same to the intended recipient.  In the alternative, shareholders can send correspondence to the Board to the attention of the Board Chairman, William C. Marsh, or to the attention of the Chairman of the Audit Committee, Mark A. Freemer, in care of the Corporation at the Corporation’s address.  All such communications will be forwarded unopened.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Upon written request, a copy of the Corporation’s Annual Report on Form 10-K may be obtained, without charge from Amanda L. Engles, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373. In addition, the Corporation files reports with the SEC. Free copies can be obtained from the SEC website at www.sec.gov or on the Corporation’s website at www.emclairefinancial.com.

Emclaire Financial Corp

The Directors and Officers of
Emclaire Financial Corp
cordially invite you to attend our
2013 Annual Meeting of Shareholders
Wednesday, April 24, 2013, 9:00 a.m.
The Farmers National Bank
612 Main Street, Emlenton, Pennsylvania

VOTER CONTROL NUMBER:

PROXY NUMBER:

ACCOUNT NUMBER: SHARES:

NUMBER OF PERSONS ATTENDING ________

You may vote by:

INTERNET
proxy.ilstk.com

TELEPHONE
800.555.8140

Easy**ist** · Safe**ist** · Fast**ist**

May vote until 11:59 pm CST one day prior to meeting date.
(DO NOT return card if voting by internet or telephone)

If choosing one of these options, sign & date card below.

SCAN & E-MAIL
info@ilstk.com

FAX
630.480.0641

MAIL
Return in the envelope provided.
(Allow 10 days for mail delivery)

Make individual selections **or** check the box below

☐ With Board of Directors on all Proposals

IMPORTANT NOTICE

The proxy materials for the 2013 Annual Meeting of Shareholders including the Proxy Statement and 2012 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com

EMCLAIRE FINANCIAL CORP
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 24, 2013, at The Farmers National Bank, 612 Main Street, Emlenton, PA 16373, at 9:00 a.m., local time, and at any adjournment or postponement thereof as follows:

	FOR	WITHHOLD
01 William C. Marsh	☐	☐
02 David L. Cox	☐	☐
03 Mark A. Freemer	☐	☐

3. Advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers:
☐ EVERY ONE YEAR ☐ EVERY TWO YEARS ☐ EVERY THREE YEARS ☐ ABSTAIN

5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, FOR THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR EVERY THREE YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION, FOR RATIFICATION OF CROWE HORWATH LLP, CERTIFIED PUBLIC ACCOUNTANTS FOR 2013 AND OTHERWISE AT THE DISCRETION OF THE PROXIES INCLUDING ON MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 22, 2013 and an Annual Report to Shareholders.

PLEASE SIGN HERE

SIGNATURE DATE SIGNATURE DATE

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